                                                             EXHIBIT 10.3



                                 ALLERGAN, INC.

                                  PENSION PLAN





RESTATED
1994

                               Table of Contents

                                                                                                PAGE
INTRODUCTION                                                                                       1

ARTICLE I
Definitions and Construction                                                                       2
   1.1     Definitions                                                                             2
   1.2     Gender                                                                                  8

ARTICLE II
Participation                                                                                      9
   2.1     Participation As Of the Effective Date                                                  9
   2.2     Other Eligible Employees                                                                9

ARTICLE III
Accrual of Benefits                                                                               10
   3.1     Accrued Benefit Formula                                                                10
   3.2     Minimum Accrued Benefits                                                               10

ARTICLE IV
Benefits                                                                                          11
   4.1     Normal Retirement                                                                      11
   4.2     Postponed Retirement                                                                   11
   4.3     Early Retirement                                                                       11
   4.4     Termination of Employment                                                              12
   4.5     Maximum Pension                                                                        13
   4.6     Defined Benefit Fraction and Defined
           Contribution Fraction                                                                  14
   4.7     Mandatory Commencement of Benefits                                                     14
   4.8     Reemployment                                                                           15
   4.9     Early Disability Retirement                                                            16
  4.10     Other Disabled Participants                                                            16
  4.11     Nonforfeitable Interest                                                                16
  4.12     Compensation for Maximum Pension                                                       17

ARTICLE V
Form of Pensions                                                                                  18
   5.1     Unmarried Participants                                                                 18
   5.2     Married Participants                                                                   18
   5.3     Optional Benefits                                                                      18
   5.4     Cash-Outs                                                                              19

                               Table of Contents
                                   Continued

                                                                                                PAGE
ARTICLE VI
Pre-retirement Death Benefits                                                                     20
   6.1     Eligibility                                                                            20
   6.2     Benefit                                                                                20
   6.3     Alternate Death Benefit                                                                21
   6.4     Children's Survivor Benefit                                                            21

ARTICLE VII
Contributions                                                                                     22
   7.1     Company Contributions                                                                  22
   7.2     Source of Benefits                                                                     22
   7.3     Irrevocability                                                                         22

ARTICLE VIII
Administration                                                                                    23
   8.1     Appointment of Committee                                                               23
   8.2     Transaction of Business                                                                23
   8.3     Voting                                                                                 23
   8.4     Responsibility of Committee                                                            23
   8.5     Committee Powers                                                                       23
   8.6     Additional Powers of Committee                                                         24
   8.7     Periodic Review of Funding Policy                                                      25
   8.8     Application for Determination of Benefits                                              25
   8.9     Limitation on Liability                                                                26
  8.10     Indemnification and Insurance                                                          26
  8.11     Compensation of Committee and Plan
           Expenses                                                                               26
  8.12     Resignation                                                                            26
  8.13     Reliance Upon Documents and Opinions                                                   26

ARTICLE IX
Termination and Merger                                                                            28
   9.1     Right to Terminate Plan                                                                28
   9.2     Mergers, etc.                                                                          28
   9.3     Effect of Reorganization, Transfer of
           Assets or Change in Control                                                            28
   9.4     Termination Restrictions Effective
           prior to January 1, 1994                                                               29
   9.5     Termination Restrictions Effective
           on or after January 1, 1994                                                            31

                               Table of Contents
                                   Continued

                                                                                                PAGE
ARTICLE X
Miscellaneous                                                                                     32
  10.1     Forfeitures                                                                            32
  10.2     Amendment                                                                              32
  10.3     Nonalienation of Benefits                                                              32
  10.4     Facility of Payment                                                                    32
  10.5     California Law Controlling                                                             32
  10.6     Lapsed Benefits                                                                        32
  10.7     Effect of Article Headings                                                             33
  10.8     Interpretation                                                                         33
  10.9     Withholding For Taxes                                                                  33
 10.10     Plan and Trust as One Instrument                                                       33
 10.11     Invalid Provisions                                                                     33
 10.12     Counterparts                                                                           33
 10.13     No Right of Employment Hereunder                                                       33
 10.14     Appointment of Investment Manager                                                      33
 10.15     Qualified Domestic Relations Orders                                                    34

ARTICLE XI
Top-Heavy Provisions                                                                              36
  11.1     Applicability                                                                          36
  11.2     Definitions                                                                            36
  11.3     Top-Heavy Status                                                                       37
  11.4     Minimum Benefit                                                                        38
  11.5     Maximum Benefit                                                                        39
  11.6     Minimum Vesting Rules                                                                  39
  11.7     Noneligible Employees                                                                  40

APPENDIX A                                                                                        41
APPENDIX B                                                                                        44

                            SERVICE EFFECTIVE DATES

Vesting and benefit years of service include service with the following companies (or their predecessors) effective on the dates shown:


                                                                     Vesting          Benefit
                                                                     Service          Service
                                                                    Effective        Effective
                                                                       Date             Date
                                                                    -----------      -----------
Allergan America                                                    At hire          04/11/80
Allergan Puerto Rico, Inc. (formerly                                At hire          04/11/80
       Allergan Caribbean)
Allergan Surgical (formerly                                         04/30/86         04/30/86
       Innovative Surgical Products)
Allergan Medical Optics                                             At hire          04/30/86
Allergan Medical Optics-Ioptex                                      At hire          09/08/94
Allergan Medical Optics-Puerto Rico                                 At hire          04/30/86
Allergan Medical Optics-Lenoir Deparments                           At hire          03/01/92
       120-130
Allergan Humphrey                                                   02/07/80         01/01/87
Allergan Optical Inc. (formerly                                     At hire          11/13/87
       International Hydron Corporation)
Allergan Optical Puerto Rico, Inc.                                  At hire          11/13/87

                          ALLERGAN, INC. PENSION PLAN

                                  INTRODUCTION

               This document, made and entered into by Allergan, Inc., a Delaware corporation ("Allergan"), evidences the terms of a defined benefit plan for Eligible Employees of Allergan and any Affiliates that are authorized by the Board of Directors of Allergan to participate in the Plan, to be known hereafter as the "Allergan, Inc. Pension Plan" (the "Plan"). The Plan shall be effective on the day after the Spin-Off Date, as that term is defined below (the "Effective Date").

               Prior to the Effective Date of this Plan, Eligible Employees were eligible to participate in the Retirement Plan for Employees of SmithKline Beckman Corporation (the "SKB Plan"). On or about July 26, 1989, SmithKline Beckman Corporation distributed the stock of Allergan to its shareholders, rendering Eligible Employees of the Company ineligible to participate in the SKB Plan. (The date upon which such distribution occurred shall hereinafter be referred to as the "Spin-Off Date".) The liability for the accrued benefits of Eligible Employees under the SKB Plan and assets sufficient to satisfy applicable legal requirements were transferred to the Plan in November of 1989. The benefits which were previously provided by the SKB Plan for former employees of Allergan who terminated prior to the Spin-Off Date shall continue to be paid under this Plan.

               This Plan is an employee benefit plan that is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") as a qualified pension plan. The provisions of this Plan are intended to comply with the requirements of applicable federal pension law, as enacted through the Omnibus Budget Reconciliation Act of 1993, so as to assure that the trust created under the Plan is tax exempt pursuant to the provisions of Code Sections 401(a) and 501(a).

                                   ARTICLE I
                          Definitions and Construction

               1.1      Definitions.  Whenever used in this Plan:

               "Accrued Benefit" means, for each Participant, the amount of pension accrued by him under Article III as of the date of reference. Accrued Benefits shall only be payable in accordance with Articles IV and VI.

               "Active Participant" means a Participant who has become an Active Participant as provided in Article II and has at all times thereafter been an Eligible Employee.

               "Actuarial Equivalent" means a benefit of equal actuarial value under the assumptions set forth in Appendix A.

               "Affiliate" means (a) any corporation (other than the Company) that is a member of a controlled group of corporations (within the meaning of Code Section 414(b), applied for purposes of Section 4.5 with regard to Code
Section 415(h)) of which the Company is a member, (b) any trade or business that is under common control with the Company, within the meaning of Section Code 414(c), (c) any service organization that is included in an affiliated service group, within the meaning of Code Section 414(m), of which affiliated service group the Company is also a member, (d) any other entity required to be aggregated with the Company pursuant to Code Section 414(o), and (e) any other entity designated as an Affiliate by the Company.

               "Age" means age at most recent birthday.

               "Average Earnings" means, for each Participant, 12 times the monthly average of his Earnings for the 60 consecutive months that yield the highest average. For purposes of this Section, nonconsecutive months interrupted only by months in which a Participant has no Earnings shall be treated as consecutive. If a Participant does not have Earnings in 60 consecutive whole months, his Average Earnings shall be 12 times the monthly average of his Earnings in all of the whole months in which he is an Employee.

               "Beneficiary" means the person or persons last designated by the Participant to receive the interest of a deceased Participant.

               "Benefit Year" means a credit used to measure a Participant's service in calculating his Accrued Benefit. Each Active Participant shall be credited with a number of Benefit Years equal to 1/365th of the aggregate number of days between each of his Employment Dates and the Separation from Service immediately following such Employment Date, disregarding any day such Participant is not an Eligible Employee.

               "Board of Directors" means the Board of Directors of Allergan as it may from time to time be constituted.

               "Company" means Allergan, Inc. ("Allergan"), and such Affiliates as may from time to time participate in the Plan by authorization of the Boards of Directors of Allergan and of such Affiliates.

               "Earnings" means the amounts paid during a Plan Year to an Employee by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), amounts of salary reduction elected by the Participant under a Code Section 401(k) cash or deferred arrangement or a Code Section 125 cafeteria plan, shift differential and premium, sickness/accident related pay, vacation pay, vacation shift premium, and bonus amounts paid under the following programs:

               (1)      Sales bonus,

               (2) "Management Bonus Payments" (MBP), either in cash or in restricted stock,

               (3) Group performance sharing payments, such as the "Partners for Success", and "Profit Sharing" for the Humphrey operations;

but excluding business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; Share Value Plan or other long-term incentive awards, bonuses or payments; special individual recognition payments which are nonrecurring in nature, including the "Impact Award" payments, and "Employee of the Year" payments; tuition reimbursement; and contributions by the Company under this Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Participant under a Code Section 401(k) cash or deferred arrangement or a Code
Section 125 cafeteria plan), any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees. The Earnings taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B). Notwithstanding the foregoing, for Plan Years beginning prior to January 1, 1994, the Earnings taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d), except that the dollar limitation in effect on January 1 of any calendar year shall be effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation shall be effected on January 1, 1990. If the period for determining Earnings used in calculating an Employee's allocation for a Plan Year is a short Plan Year (i.e. shorter than 12 months), the Earnings limit is an amount equal to the otherwise applicable Earnings limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. In determining the Earnings of an Employee, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year. If, as the result of the application of such rules the applicable Earnings limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Earnings as determined under this Section prior to the application of this limitation. A Participant shall be deemed to have no Earnings in any month in which he is not an Eligible Employee for the entire month.

               "Eligibility Computation Period" means, for each Employee, the 12-consecutive-month period that begins on his Employment Date and each calendar year that begins after his Employment Date.

               "Eligible Employee" means an Employee who is employed by the Company or by an Affiliate designated by the Board of Directors of Allergan, but not by a joint venture in which the Company or such Affiliate is a joint venturer; provided, that an Employee with respect to whom retirement benefits have been the subject of good faith collective bargaining shall be an Eligible Employee only to the extent a collective bargaining agreement relating to him so provides. An Employee of an Affiliate or of the Company (a) who is neither a United States citizen nor a United States resident or (b) who is a temporary employee classified as such by the Affiliate or the Company, shall not be an Eligible Employee.

               "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts an Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               "Eligible Rollover Distribution" means any distribution, on or after January 1, 1993, of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                        (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                        (b)     any distribution to the extent such
       distribution is required under Code Section 401(a)(9); and

                        (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               For purposes of this Section, 'Distributee' shall mean any Employee or former Employee receiving a distribution from the Plan. A Distributee also includes the Employee or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in
Article X) are Distributees with regard to the interest of the spouse or former spouse.

               "Employee" means a person who is employed by or is an officer of the Company or an Affiliate.

               "Employment Date" means the day on which an Employee completes his first Hour of Service for the performance of duties.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "Fund" means the assets accumulated for purposes of the Plan.

               "Highly Compensated Employee" means an employee as defined in Code Section 414(q) and regulations thereunder. For purposes of determining the group of Highly Compensated Employees for a determination year, the lookback year calculation for a determination year shall be made on the basis of the calendar year ending with or within the applicable determination year.

               "Hour of Service" means a credit used to measure service for purposes of determining a Participant's eligibility to participate in the Plan. Hours of Service are credited as follows:

                        (a) Each week shall count as 45 Hours of Service in which an Employee is (i) employed by the Company or any Affiliate in a position designated by the Company as full time, (ii) absent from a full time position as a result of temporary disability on account of illness or accident, (iii) on leave of absence from a full time position not exceeding 30 days granted by the Company under a uniform policy, or (iv) absent from a full time position while covered by a long term disability plan maintained by the Company.

                        (b) Each week of absence for military service from which the Employee returns to the Company or an Affiliate with legally protected reemployment rights shall count as a number of Hours of Service equal to the number of hours of work in the Employee's customary week of work at the time the absence began.

                        (c) Each hour which is not included in a period described in Paragraph (a) or (b) but for which an Employee is directly or indirectly paid or entitled to payment by the Company or an Affiliate for the performance of duties, including back pay, without regard to mitigation of damages, shall count as one Hour of Service. For purposes of this Paragraph (c), Hours of Service shall be determined by dividing the payments received or due for reasons other than the performance of duties by the lesser of (A) the Employee's most recent hourly rate of compensation for the performance of duties or (B) the Employee's average hourly rate of compensation for the performance of duties for the most recent computation period in which the Employee completed more than 375 Hours of Service.

                        (d) Each hour in or attributable to a period of time during which an Employee performs no duties (irrespective of whether he has had a Separation from Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty or a leave of absence for which he is so paid or so entitled to payment by the Company or an Affiliate, whether direct or indirect, shall count as an Hour of Service; provided, however, that

                                   (i)  no more than 501 Hours of Service shall
               be credited under this paragraph to an Employee on account of any such period; and

                                   (ii)  no such hours shall be credited to an
               Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                        (e) Hours of Service for the performance of duties shall be credited to the Employee for the computation period or periods in which the services are performed. Hours of Service for back pay shall be credited to the Employee for the computation period or computation periods to which the award or agreement pertains rather than the computation period or periods in which it was made. Hours of Service for the nonperformance of duties as described in paragraph (d), above, shall be credited to the

       Employee for computation periods in accordance with 29 C.F.R.
       Section 2530.200b-2(c)(2). The same Hours of Service shall not be credited under two or more Paragraphs.

               "Investment Manager" means the one or more Investment Managers, if any, that are appointed pursuant to the provisions of Section 10.15 and who constitute investment managers under Section 3(38) of ERISA.

               "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code
Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if:

                        (a) Such employee is covered by a money purchase pension plan providing: (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Section 125, Code Section 402(a)(8), Code Section 402(h) or Code Section 403(b); (ii) immediate participation; and (iii) full and immediate vesting; and

                        (b) Leased Employees do not constitute more than 20 percent (20%) of the recipient's non-highly compensated workforce.

               "Normal Retirement Date" means the last day of the calendar month in which the Participant attains Age 65.

               "Participant" means: (a) an Active Participant, or (b) a former Active Participant who is eligible for an immediate or deferred benefit under
Article IV.

               "Plan" means the Allergan, Inc. Pension Plan described herein and as amended from time to time.

               "Plan Administrator" means the administrator of the Plan, within the meaning of Section 3(16) of ERISA. The Plan Administrator shall be Allergan.

               "Plan Year" means the period commencing on the Effective Date and ending on December 31, 1989 and each subsequent calendar year, unless another period is required. The Plan Year shall be the limitation year for purposes of computing limitations on contributions, benefits and allocations.

               "Primary Social Security Benefit" means for purposes of determining a Participant's Accrued Benefit:

                        (a) for an Employee whose Separation from Service occurs on or after the date he attains Age 62, the immediate benefit that is or would have been payable to him at Age 65 or his actual retirement, if earlier, under the Social Security Act (or foreign equivalent) as then in effect; or

                        (b) for an Employee whose Separation from Service occurs prior to Age 62, the benefit that would be payable to him at Age 62 under the Social Security Act

       (or foreign equivalent) as in effect when he incurs a Separation from Service, without adjustments for cost of living, projected on the assumption that for each month before Age 60, he continues to receive wages for Social Security purposes equal to one-twelfth of his Earnings for the calendar year preceding the year in which his Separation from Service occurs, and that he shall receive no further wages for Social Security purposes after the later of Age 60 or his actual Separation from Service.

               "Qualified Joint and Survivor Annuity" means the form of pension benefit described in this Section. Under a Qualified Joint and Survivor Annuity, monthly payments to the Participant shall begin on the date provided in Article IV and continue until the last day of the month in which the Participant's death occurs. On the first day of the following month, monthly payments in an amount equal to 50% of the monthly payment to the Participant which is attributable to his Accrued Benefit shall begin to his surviving spouse but only if the spouse was married to the Participant on the date as of which payments to the Participant began. Payments to a surviving spouse under a Qualified Joint and Survivor Annuity shall end on the last day of the month in which the spouse's death occurs. The anticipated payments under a Qualified Joint and Survivor Annuity shall be the actuarial equivalent of a pension in the form of a Single Life Annuity in the amount set forth in Article IV.

               "Separation from Service" means the earliest of (a) an Employee's death, retirement, resignation or discharge, or (b) the first anniversary of the first day of any continuous absence during which the Employee is not credited with an Hour of Service, except as provided hereinafter. For purposes of determining a Participant's Vesting Years and Benefit Years, such Participant shall not incur a Separation from Service by reason of the following:

                        (a) absence due to service in the Armed Forces of the United States, if the Employee makes application to the Company for resumption of work with the Company or an Affiliate, following discharge, within the time specified by then applicable law;

                        (b) absence resulting from temporary disability on account of illness or accident;

                        (c) leave of absence not exceeding 30 days granted by the Company under a uniform policy;

                        (d) absence while covered by a long term disability plan maintained by the Company and prior to the earlier of a Participant's Normal Retirement Date or the date his pension under the Plan commences, provided that the Participant has at least five Vesting Years as of the first date of such absence;

                        (e) such other types of absence as the Company may determine by uniform policy.

For the purposes of determining Benefit Years and Vesting Years, a Participant who does not have a nonforfeitable interest in his Accrued Benefit at the time he retires, resigns or is discharged shall not incur a Separation from Service until the first date following the end of any period for which he receives severance pay if his interest in his Accrued Benefit would thereby become nonforfeitable.

               "Single Life Annuity" means a form of pension benefit under which payments begin on the date provided in Article IV and end on the last day of the month in which the Participant's death occurs.

               "Special Retirement Eligibility Date" means the date the Participant attains Age 62.

               "Trust" or "Trust Fund" means the one or more trusts created for funding purposes under the Plan.

               "Trustee" means the individual or entity acting as a trustee of the Trust Fund.

               "Vesting Year" means a credit awarded as follows:

                        (a) In the case of any Employee who was employed by the Company at any time prior to the Effective Date, for the period prior to the Effective Date, such Employee shall be credited with that number of Vesting Years under this Plan equal to the number of Vesting Years (as that term is defined in the SKB Plan) credited to such Employee under the SKB Plan as of the Effective Date.

                        (b) In the case of any Employee who is employed by the Company on or after the Effective Date, an Employee shall be credited with a number of Vesting Years equal to 1/365th of the aggregate number of days between each of his Employment Dates and the Separation from Service immediately following such Employment Date, together with the aggregate number of days during any period of less than twelve consecutive months between such Employee's Separation from Service and his next Employment Date. Solely for the purpose of determining an Employee's Vested Years under this Paragraph (b), in the case of an Employee who is employed by the Company on the Effective Date, that date shall be deemed to be an Employment Date of the Employee (with Vested Years for the period prior to the Effective Date determined under Paragraph (a) above).

                        (c) In the case of any Employee who is employed under Departments 120 through 130 at the Allergan Medical Optics - Lenoir facility, such Employee shall be credited with a number of Vesting Years equal to 1/365th of the aggregate number of days between each of his Employment Dates and the Separation from Service immediately following such Employment date, together with the aggregate number of days during any period of less than twelve consecutive months between such Employee's Separation from Service and his next Employment Date. Solely for the purpose of determining an Employee's Vested Years under this Paragraph (c), an Employee's Employment Date shall mean the date the Employee first performed an Hour of Service with Allergan Medical Optics - Lenoir facility, including any date prior to Allergan Medical Optics - Lenoir facility becoming an Affiliate.

               1.2 Gender. The masculine gender shall include the feminine.

                                   ARTICLE II
                                 Participation

               2.1 Participation As Of the Effective Date. Each Eligible Employee as of the Effective Date who is an employee participating in the SKB Plan as of the day preceding the Spin-Off Date shall automatically become an Active Participant in this Plan on the Effective Date, provided he or she is an Eligible Employee on such Date.

               2.2 Other Eligible Employees. Each Eligible Employee who does not automatically become an Active Participant in the Plan pursuant to the provision of Section 2.1 above shall become an Active Participant in the Plan on the first date on which he or she is an Eligible Employee upon completion of his or her Eligibility Computation Period.

                                  ARTICLE III
                              Accrual of Benefits

               3.1 Accrued Benefit Formula. Each Participant shall have an Accrued Benefit equal to one-twelfth (1/12) of the sum of:

                        (a) 1.23% of his Average Earnings not in excess of Covered Compensation multiplied by the number of his Benefit Years to a maximum of 35 Benefit Years; plus

                        (b) 1.73% of his Average Earnings in excess of Covered Compensation multiplied by the number of his Benefit Years to a maximum of 35 Benefit Years; plus

                       (c) .50% of his Average Earnings multiplied by the number of his Benefit Years in excess of 35 Benefit Years.

               For purposes of this Section, "Covered Compensation" is the average (without indexing) of the social security wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Participant attains (or will attain) the social security retirement age as defined in Code Section 415(b)(8). In determining a Participant's Covered Compensation for a Plan Year, it is assumed that the social security wage base in effect at the beginning of the Plan Year will remain the same for all future calendar years."

               3.2 Minimum Accrued Benefits. Notwithstanding any other provision of the Plan, under no circumstances will any Participant's Accrued Benefit under this Plan be less than the amount of his accrued benefit under the SKB Plan as of the Spin-Off Date under the terms of the SKB Plan in effect as of that date, including any amendments made to the SKB Plan which are effective on the Spin-Off Date, notwithstanding the fact that they may have been adopted after such date.

                                   ARTICLE IV
                                    Benefits

               4.1 Normal Retirement. A Participant may retire any day on or between his Special Retirement Eligibility Date and his Normal Retirement Date. Upon so retiring, a Participant shall be entitled to a monthly pension that begins as of the first day next following his retirement and which is equal to his Accrued Benefit.

               4.2 Postponed Retirement. A Participant may continue in service beyond his Normal Retirement Date and may retire on any day thereafter. If a Participant continues in service beyond his Normal Retirement Date, he shall upon retiring be entitled to a monthly pension that begins as of the first day next following his retirement and is equal to his Accrued Benefit as of his Normal Retirement Date increased for each Plan Year after his Normal Retirement Date by the greater of (a) the additional benefit accrual provided under Article III, or (b) an actuarial adjustment to take into account a delay in the payment of the benefit using the actuarial assumptions set forth in Appendix A for determining actuarial equivalence. The foregoing provisions of this Section 4.2 shall be interpreted and applied in accordance with the provisions of Proposed Treasury Regulation Section 1.411(b)-2(b)(4)(iii) or the corresponding provision of any subsequently adopted final regulations.

               4.3 Early Retirement. A Participant shall be eligible for Early Retirement as set forth below:

                        (a) A Participant who has at least five (5) Vesting Years and whose age is at least 55 may retire on the following terms:

                                (i)      The pension of a Participant who
               retires under this Paragraph (a) shall begin as of the first day following his actual retirement or, at his election, as of the first day of any subsequent month not later than his Special Retirement Eligibility Date.

                                (ii)    A Participant who retires under this
               Paragraph (a) shall receive a monthly pension equal to his Accrued Benefit but reduced in accordance with the following Table, with the percentage for a fractional part of a year of age being prorated on the basis of a number of full months.

Age When            % of Normal Pension              Age When               % of Normal Pension
Payments            Computed Under                   Payments               Computed Under
Begin               Article III                      Begin                  Article III
- --------            -------------------              --------               -------------------
    61                      94                           57                          70
    60                      88                           56                          64
    59                      82                           55                          58
    58                      76


                        (b) A Participant who was a Participant on June 26, 1990, and who has at least five (5) Vesting Years, and whose age plus Benefit Years sum to at least 55 may retire on the following terms:

                                (i)      The pension of a Participant who
               retires under this Paragraph (b) shall begin as of the first day following his actual retirement or, at his election, as of the first day of any subsequent month not later than his Special

               Retirement Eligibility Date (or if earlier, the first date on which he is entitled to 100% of his Accrued Benefit under subparagraph (ii), below).

                       (ii) A Participant who retires under this Paragraph (b) shall receive a monthly pension equal to his Accrued Benefit determined as of June 26, 1990, as set forth under the formula contained in Appendix B, but reduced in accordance with the following Table, with the percentage for a fractional part of a year of age being prorated on the basis of a number of full months.

Age When           % of Normal Pension               Age When              % of Normal Pension
Payments              Computed Under                 Payments                 Computed Under
Begin                   Article III                   Begin                     Article III
- --------            ---------------------            ---------              --------------------
    61                      94                           48                          36
    60                      88                           47                          34
    59                      82                           46                          32
    58                      76                           45                          30
    57                      70                           44                          28
    56                      64                           43                          27
    55                      58                           42                          26
    54                      52                           41                          25
    53                      46                           40                          24
    52                      44                           39                          23
    51                      42                           38                          22
    50                      40                           37                          21
    49                      38

                                Provided, that the above percentages shall be
               increased by 1% to a maximum of 10% for each of the Participant's Benefit Years in excess of 20, with the percentage for a fractional part of a Benefit Year being prorated on the basis of the number of full months. In no event, however, shall a percentage be increased above 100%.

                       (iii)    A Participant who retires under this Paragraph
               (b) and who was a Participant on or before June 26, 1990 shall receive a total monthly pension as follows: (1) if the Participant is 55 or older when payments begin, the Participant shall receive a total monthly pension which is the greater of the amount determined under Paragraph (a)(ii) or Paragraph
               (b)(ii), and (2) if the Participant is less than age 55 when benefit payments begin, the Participant shall receive a monthly pension which is determined under Paragraph (b)(ii) plus an additional monthly pension commencing at age 55 which is actuarially equivalent to the excess, if any, of the actuarial equivalent value of the monthly pension under Paragraph (a)(ii) determined at age 55 over the actuarial equivalent value of the monthly pension under Paragraph (b)(ii) determined at age 55.

               4.4 Termination of Employment. A Participant who has at least five Vesting Years but whose age and Benefit Years sum to less than 55 years upon termination of his employment may elect to begin receiving payment of his pension commencing as of the first day of any month after his age plus Benefit Years total 55, but in this event, the amount of his pension shall be reduced as provided in Section 4.3(b). If the Participant does not make such an election, the commencement of his pension under this Section shall begin on the first day of the month coincident with or next following his Special Retirement Eligibility Date.

               4.5 Maximum Pension. The largest aggregate annual pension that may be paid to any Participant in any Plan Year under this Plan shall not, when added to the pension under any other qualified defined benefit plan of the Company or any Affiliate (to the extent such pension is provided by the employer), exceed the lesser of:

                        (a) The lesser of (i) $90,000 (or such other amount as may be permitted for qualified defined benefit pension plans for the calendar year that includes the last day of the Plan Year in which such pension is paid), multiplied by a fraction the numerator of which is the number of the Participant's years of participation in the Plan or, up to the Spin-Off Date in the SKB Plan or in the Beckman Instruments, Inc. Pension Plan, not in excess of ten, and the denominator of which is ten, or (ii) 100% of his average annual total cash remuneration from the Company in the thirty-six consecutive months which yield the highest average, multiplied by a fraction the numerator of which is the number of the Participant's Vesting Years not in excess of ten and the denominator of which is ten; or

                        (b) The amount that would cause the sum of his Defined Benefit Fraction and his Defined Contribution Fraction (see
       Section 4.6) for the Plan Year in which the Participant's Separation from Service occurs to equal 1.0. To the extent the sum of the Defined Benefit Fraction and the Defined Contribution Fraction exceeds 1.0, adjustments shall be made first by reducing the Employee's benefit under any defined benefit plan maintained by the Company or any Affiliate.

For purposes of this Section, a Participant's pension shall be measured as a Single Life Annuity beginning at his Social Security Retirement Age. Nevertheless, if the Participant actually receives his pension in the form of a Single Life Annuity or Qualified Joint and Survivor Annuity beginning after he attains Social Security Retirement Age, his pension shall be measured by the periodic payments to him. For purposes of this Section, a pension benefit shall be treated as a Qualified Joint and Survivor Annuity if it meets all of the requirements as defined in Section 1.1, except that the periodic payments to the spouse may be equal to or greater than 50%, but not more than 100%, of those to the Participant. If a Participant's pension begins before or after he attains his Social Security Retirement Age, the $90,000 figure shall be adjusted to its Actuarial Equivalent beginning at his Social Security Retirement Age; except that if a Participant's pension begins before he attains his Social Security Retirement Age, but after he attains Age 62, the $90,000 figure shall be reduced by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month by which the Participant's benefit commencement date precedes the Social Security Retirement Age. The interest rate used to determine the Actuarial Equivalent shall be the rate stated in the Plan, but shall be 5% if the pension begins after the Social Security Retirement Age.
For purposes of this Section and Section 4.6, "Social Security Retirement Age" means (i) for any Participant born before January 1, 1938, Age 65, (ii) for any Participant born after December 31, 1937 but before January 1, 1955, Age 66, or
(iii) for any other Participant, Age 67.

In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan, the accrued benefit, including the right to any optional benefits provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under the provisions of Code Section
415) shall not increase to an amount in excess of the amount permitted under Code Section 415 at any time. For purposes of Sections 4.5 and 4.6 and determining compliance with Code Section 415, "cash remuneration" shall mean "compensation" as defined in Section 4.12.

               4.6      Defined Benefit Fraction and Defined Contribution
Fraction.

                        (a) A Participant's Defined Benefit Fraction for a given Plan Year is a fraction, the numerator of which is his projected annual benefit for the Plan Year and the denominator of which is the lesser of (i) 1.25 multiplied by $90,000, adjusted to reflect commencement before or after Social Security Retirement Age, or (ii) 1.4 multiplied by 100% of his average annual total cash remuneration from the Company or any Affiliate in the thirty-six consecutive months which yield the highest average.

                        (b) A Participant's Defined Contribution Fraction for a given Plan Year is a fraction, the numerator of which is the sum of his annual additions for all calendar years and the denominator of which is the sum of his maximum aggregate amounts for all calendar years in which he is an Employee. A Participant's maximum aggregate amounts for any Plan Year shall equal the lesser of 1.25 multiplied by the dollar limitation for such Plan Year or 1.4 multiplied by the percentage limitation for such Plan Year.

                        (c) The annual addition to a Participant's account for any year is the sum, determined with respect to all qualified defined contribution plans of the Company and Affiliates (including the voluntary contributions feature of any defined benefit plan thereof), of:

                                (i) Company contributions and forfeitures allocated to the Participant's account; plus

                                (ii)     for Plan Years beginning after
               December 31, 1986, the amount of the Participant's contributions; for Plan Years beginning before January 1, 1987, the lesser of:

                                        (A)     50% of his contributions; or

                                        (B)     (I)  for each calendar year
                                after 1975 the amount by which the
                                Participant's contributions exceed 6% of his cash remuneration;

                                                (II)  for each calendar year
                                before 1976 during which he was a Participant, the excess of the aggregate amount of his contributions for all such years over 10% of his aggregate cash remuneration from the Company or an Affiliate for all such years, multiplied by a fraction the numerator of which is one and the denominator of which is the number of such years.

                        (d) The maximum annual addition to a Participant's account for any Plan Year is the lesser of $30,000 (or such other amount as may be permitted for qualified defined contribution plans), or 25% of the Participant's cash remuneration for that year from the Company or an Affiliate. For all calendar years ending before January 1, 1976, the maximum annual addition shall be deemed to be the lesser of $25,000 or 25% of the Participant's cash remuneration for that year from the Company or an Affiliate.

               4.7      Mandatory Commencement of Benefits.

                        (a) Unless the Participant elects otherwise, his pension shall begin no later than sixty days after the close of the Plan Year in which falls the later of his Normal Retirement Date or the date he retires.

                        (b) In addition, payment shall begin no later than a Participant's required beginning date determined under the rules of Subparagraph (i) below.

                                (i)      A Participant's required beginning
               date shall be April 1 of the calendar year immediately following the year in which the Participant attains age 70-1/2; provided, however, if the Participant attained age 70-1/2 before January 1, 1988 and the Participant was not a Five Percent Owner (as defined in Code Section 416(i)) at any time during the plan year of the SKB Plan ending with or within the calendar year in which such Participant attained age 66-1/2 or any subsequent plan year of the SKB Plan, then this Subparagraph (i) shall not apply and the required beginning date shall be determined under Subparagraph (ii); further, provided, however, if the Participant attains age 70-1/2 in 1988, is not a Five Percent Owner, and has not retired as of January 1, 1989, then his required beginning date shall be April 1, 1990.

                                (ii)     A Participant's required beginning
               date under this Subparagraph (ii) shall be April 1 of the calendar year following the later of the calendar year in which the Participant (A) attains age 70-1/2, or (B) retires; provided, however, this Subparagraph (ii) shall not apply with respect to a Participant who was a Five Percent Owner (as defined in Code Section 416(i)) at any time during the five plan year period (under the SKB Plan) ending in the calendar year in which the Participant attained age 70-1/2. If the Participant becomes a Five Percent Owner during any plan year under the SKB Plan or Plan Year under this Plan subsequent to the five plan year period referenced above, the required beginning date under this Subparagraph (ii) shall be April 1 of the calendar year following the calendar year in which such subsequent plan year under the SKB Plan or Plan Year under this Plan ends.

               4.8 Reemployment. If a Participant who is receiving benefits again becomes an Employee, his pension shall be subject to the following rules:

                        (a) If the Participant has not reached his Normal Retirement Date, his pension shall be suspended and recomputed upon his Separation from Service.

                        (b) If the Participant has reached his Normal Retirement Date, for each calendar month or for each four or five week payroll period ending in a calendar month during which the Participant either completes 40 or more Hours of Service (counting each day of employment in a position designated by the Company as full time as five Hours of Service), or receives payment for any such Hours of Service performed on each of eight or more days or separate work shifts in such month or payroll period, no pension payment shall be made, and no adjustment to the Participant's pension shall be made on account of such non-payment. No payment shall be withheld pursuant to this Paragraph
       (b) until the Employee is notified by personal delivery or first class mail during the first calendar month or payroll period in which payments are suspended that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations.
       In addition, the suspension notification shall inform the Employee of the Plan's procedures for affording a review of the suspension of benefits.

                        (c) An Employee described in (a) or (b), above, shall be eligible to receive credit for additional Benefit Years for any period of reemployment (as an Eligible Employee). The pension of such Employee shall be reduced by the Actuarial Equivalent of any payment received by the Employee under the Plan prior to his Special Retirement Eligibility Date, or, if earlier, the first day on which he would have been entitled to 100% of his Accrued Benefit under Section 4.3(b) (if on his prior Separation from Service he had deferred his benefit until that date).

                        (d)     The rules set forth in Paragraphs (a) through
       (c), above, shall not apply to such categories of Employee reemployed on a part-time basis as the Company may designate. The pension of each such Employee shall not be suspended and such Employee shall be eligible to receive additional benefit accruals in accordance with the provisions of Article III, but only to the extent an additional accrual (calculated in accordance with the benefit formula set forth in Article III) for any Plan Year (taking into account all of the Participant's Benefit Years), exceeds the Actuarial Equivalent of total benefit distributions made to the Participant by the close of such Plan Year. The foregoing provisions of this Paragraph (d) shall be interpreted and applied in accordance with Proposed Treasury Regulation Section 1.411(b)-2(b)(4)(ii) or corresponding final regulations.

               4.9 Early Disability Retirement. An Active Participant who is not covered under a long term disability plan maintained by the Company, who has at least five Vesting Years, and who becomes totally and permanently disabled shall be retired with an immediate pension beginning as of the date of determination of such disability by the Company equal to 18% of the Employee's Average Earnings plus .8% of such compensation for each Benefit Year in excess of 10, unless he would receive a greater benefit under any other provision of the Plan. Total and permanent disability means a medically determinable physical or mental impairment of a potentially permanent character which prevents an Employee from engaging in any substantial, gainful activity and may, in the discretion of the Company, include any disability for which he receives a benefit under the Federal Social Security Act. The Company shall have the right to defer such determination until the appropriate state or federal agency shall have made a finding that the Employee is suffering from a disability as defined in the Federal Social Security Act. The Employee may be required, as a condition of continued receipt of the disability pension, to furnish the Company once during each calendar year proof satisfactory to the Company of continuance of his total and permanent disability.

              4.10 Other Disabled Participants. An Active Participant who is covered under a long term disability plan maintained by the Company, who has at least five Vesting Years, and who becomes eligible for benefits under such plan, shall be eligible to accrue Benefit Years pursuant to this Section for the duration of his disability until the earlier of his Normal Retirement Date or the date he commences to receive a pension under the Plan. The following rules shall apply to benefit accruals under this Section:

                        (a) The Employee's Average Earnings during his disability shall be deemed to be his Average Earnings calculated at the time his disability commenced.

                        (b) The Employee's Primary Social Security Benefit shall be as defined in Article I.

                        (c) In addition, an Active Participant described in this Section who met the requirements for early retirement at the time his disability commenced shall be entitled to the survivor income benefit described in Section 6.1 until the date he commences to receive a pension under the Plan.

              4.11 Nonforfeitable Interest. Notwithstanding any other provision in the Plan to the contrary, a Participant shall have a nonforfeitable interest in his Accrued Benefit upon being credited with five or more Vesting Years. In addition, a Participant shall have a nonforfeitable interest in his Accrued Benefit upon attaining his Special Retirement Eligibility Date and completion of one Vesting Year.

              4.12 Compensation for Maximum Pension. For purposes of Sections 4.5 and 4.6, compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation
Section 1.62-2(c)), and shall exclude the following:

                        (a) Company contributions to a plan of deferred compensation which are not included in a Participant's gross income for the taxable year in which contributed, Company contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any distributions from a plan of deferred compensation;

                        (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable, or is no longer subject to a substantial risk of forfeiture;

                        (c) Amounts realized in the sale, exchange, or other disposition of stock acquired under a qualified stock option;

                        (d) Other amounts which received special tax benefits, or contributions made by the Company (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee);

                        (e) Any contribution for medical benefits (within the meaning of Code Section 419(f)(2) of the Code) after termination of employment which is otherwise treated as an Annual Addition; and

                        (f) Any amount otherwise treated as an Annual Addition under Section 415(1)(1) of the Code.

Compensation for any Plan Year is the compensation actually paid or made available during such year, provided, however, that the compensation taken into account for purposes of Sections 4.5 and 4.6 shall be limited in accordance with Code Section 401(a)(17) and related regulations to $200,000 (or such amount as is adjusted by the Secretary of Treasury).

                                   ARTICLE V
                                Form of Pensions

               5.1 Unmarried Participants. The pension of a Participant who is unmarried when payments begin shall be paid as a Single Life Annuity unless he elects an optional form of benefit under Section 5.3 or receives a lump sum distribution under Section 5.4.

               5.2 Married Participants. The pension of a Participant who is married when payments begin shall be paid as a Qualified Joint and Survivor Annuity, unless he elects an optional form of benefit under this Section or
Section 5.3 or receives a lump sum distribution under Section 5.4. A Participant described in this Section may elect to receive his pension in the form of a Single Life Annuity, in accordance with the following rules:

                        (a) Such election shall be made in writing in a manner prescribed by the Committee on a form that clearly states that the Participant is electing to receive his benefit other than as a Qualified Joint and Survivor Annuity. No such election shall be effective with respect to a married Participant (unless he elects a joint and survivor option providing for payment of at least 50% of his annuity to his surviving spouse) unless such election designates the form of benefit and a specific beneficiary, acknowledges the effect of the election and is witnessed by a notary public or by a representative of the Company on behalf of the Plan, or the Plan finds that the spouse cannot be located.

                        (b) The election may be made or revoked at any time during an election period established by the Committee. Such election period shall begin when the information described in Paragraph (d) is furnished to the Participant and, subject to Paragraphs (c) and (d), shall end, with no opportunity for a further election, on the date retirement benefits to the Participant begin or are required to begin under Section 4.7.

                        (c) Subject to Paragraph (d), in the case of a Participant who retires after attaining Age 55, the election period described in Paragraph (b) shall end on the date of the Participant's Separation from Service, or on such later date as the Committee shall fix, but an election made during the election period may be revoked at any time before the later of the end of the election period or the date the first payment to the Participant falls due.

                        (d) Each married Participant shall receive in written nontechnical language a general description or explanation of the Qualified Joint and Survivor Annuity, the circumstances in which it will be provided unless he has elected not to have benefits provided in that form, and the availability of such election. Such information shall be furnished to the Participant at least 90 days before the first day of the first period for which retirement benefits begin.

               5.3      Optional Benefits.  Subject to the provisions of
Section 5.2, any Participant may elect to receive the Actuarial Equivalent of his pension in another form. The specific options shall be (a) a Single Life Annuity which pays a benefit for the Participant's lifetime; (b) a contingent beneficiary option which pays a reduced benefit for the Participant's lifetime, then continues 100%, 66 2/3%, or 50% of the reduced benefit for the lifetime of a designated beneficiary; (c) a guaranteed payment option which pays a reduced benefit for the longer of the Participant's lifetime or a specified number of months (60, 120, 180, or 240). The payments are made to the Participant, with any remaining guaranteed payments on the Participant's death to a designated beneficiary; or (d) a level income option which pays an increased benefit to a Participant (if payments begin between the ages of 55 and 62) until age 62, and a reduced benefit beginning at age 62. Under each such option the Actuarial Equivalent of the anticipated payments to the Participant shall be greater than that of those to his beneficiary, except that if the beneficiary is the Participant's spouse, the option may provide for a joint and survivor annuity under which the periodic payments to the spouse are no greater than those to the Participant.

               5.4      Cash-Outs.

                        (a) If the lump sum Actuarial Equivalent of a Participant's nonforfeitable Accrued Benefit does not exceed
           $3,500, the Participant or the Participant's beneficiary (i) shall be paid the lump sum Actuarial Equivalent, or (ii) may elect to have an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan.

                        (b) If the lump sum Actuarial Equivalent of a Participant's nonforfeitable Accrued Benefit exceeds $3,500, but does not exceed $7,000, the Participant, or the Participant's beneficiary in the event of the Participant's death, may elect (i) to be paid the lump sum Actuarial Equivalent, or (ii) to have an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan. No distribution may be elected under this Paragraph (b) unless the Participant has attained at least Age 55 with 5 or more Vesting Years. In addition, the election may not be made after pension payments start, except that a Participant or a Participant's beneficiary whose payments started prior to September 1, 1993, and whose lump sum Actuarial Equivalent did not exceed $7,000 at the date payments started, may elect to be paid the remaining lump sum Actuarial Equivalent. A married Participant who elects under this Paragraph (b) must comply with the applicable requirements for spousal consent.

                        (c) A Participant who has no nonforfeitable Accrued Benefit in the Plan at the time of his Separation from Service shall be deemed to have been cashed out with a zero cash benefit upon such Separation from Service.

                                   ARTICLE VI
                         Pre-retirement Death Benefits

               6.1      Eligibility.  A death benefit shall be payable under
Section 6.2 with respect to a Participant if, on the date of his death:

                        (a) he is an Employee who has met the requirements for early or normal retirement under the Plan;

                        (b)     he is an Employee not described in paragraph
       (a), above, who has a nonforfeitable interest in his Accrued Benefit; or

                        (c) he is a former Employee who has had a Separation from Service with a vested benefit.

               6.2 Benefit. Except as provided in Paragraph (f) of this Section, upon the death of a Participant described in Section 6.1, the Participant's surviving spouse, if living on the date set forth in Paragraphs
(a)-(e) of this Section, shall receive a pension in accordance with the following rules:

                        (a) If the Participant is an Employee who has met the requirements for early or normal retirement under Section 4.1 or 4.3, the pension to the surviving spouse shall begin as of the day following the Participant's date of death and shall end with the payment on the first day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had retired on the date of his death and had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning as of the day following the day of his death with the spouse as joint annuitant.

                        (b) If the Participant is an Employee who has not met the requirements for early or normal retirement under Section 4.1 or 4.3, the pension to the surviving spouse shall begin on the first day of the month following the month in which the Participant would have first met such requirements if he had not died but had lived and had separated from service on the date of his death, shall end with the payment on the first day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant's Separation from Service had occurred on the day of his death and he had survived and elected to begin receiving his pension in the form of a Qualified Joint and Survivor Annuity on the date as of which the spouse's benefit begins.

                        (c) If the Participant is a former Employee who retired under Section 4.1 and whose benefit has not yet commenced to be paid, the pension to the surviving spouse shall begin as of the day following the Participant's date of death and shall end with the payment on the first day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had elected to begin receiving his pension in the form of a Qualified Joint and Survivor Annuity beginning as of the day following the day of his death with the spouse as joint annuitant.

                        (d) If the Participant is a former Employee who retired under Section 4.3 and whose benefit has not yet commenced to be paid, the pension to the surviving spouse shall begin as of the day following the Participant's date of death and shall end with the payment on the first day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had elected to begin receiving his pension in the form of a Qualified Joint and Survivor Annuity on the date as of which the spouse's benefit begins.

                        (e) If the Participant is a former Employee who did not meet the requirements for early or normal retirement under Section
       4.1 or 4.3 and whose benefit has not yet commenced to be paid, the pension to the surviving spouse shall begin on the first day of the month following the month in which the Participant would have met such requirements if he had not died but had lived, shall end with the payment on the first day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had elected to begin receiving his actual pension in the form of a Qualified Joint and Survivor Annuity on the date as of which the spouse's benefit begins.

                                                              Percent Reduction of
      Participant's Age                                     Accrued Benefit Per Year
      -----------------                                     ------------------------
               To Age 44                                                      0.1%
               45-54                                                          0.3%
               55-61                                                          0.7%

       Notwithstanding the foregoing, no reduction to reflect the value of the coverage shall be made prior to the later of the time the Plan permits a Participant to waive the death benefit provided by this Section 6.2 or provides a notice of the ability to waive such benefit. Each married Participant shall receive a written explanation of the terms and conditions of the benefit provided by this Article and of the effect of an election not to take it.

               6.3 Alternate Death Benefit. In lieu of the benefit provided in Section 6.2, a Participant described in Section 6.1(a) may, at any time before his pension payments are to begin, select a beneficiary or beneficiaries other than his spouse for a survivor income benefit. No such election shall be effective with respect to a married Participant (unless he elects a joint and survivor option providing for payment of at least 50% of his annuity to his surviving spouse) unless the Participant's spouse consents thereto in writing, and such consent acknowledges the effect of the election and is witnessed by a representative of the Company on behalf of the Plan or by a notary public, or the Plan finds that the spouse cannot be located. The monthly payment to the beneficiary shall equal the payment the beneficiary would have received and which would have been attributable to the Participant's Accrued Benefit, if the Participant had retired on the day of his death with a pension in the form of a 50% joint and survivor annuity beginning as of the day following the day of his death with the beneficiary as joint annuitant.

               6.4 Children's Survivor Benefit. In lieu of the benefit provided in Section 6.2, a Participant described in Section 6.1(a) may, at any time before his pension payments are to begin his child or children as beneficiary or beneficiaries for the survivor income benefit. No such election shall be effective with respect to a married Participant (unless he elects a joint and survivor option providing for payment of at least 50% of his annuity to his surviving spouse) unless the Participant's spouse consents thereto in writing, and such consent acknowledges the effect of the election and is witnessed by a representative of the Company on behalf of the Plan or by a notary public, or the Plan finds that the spouse cannot be located. The aggregate monthly payment to the child or children shall equal the monthly payment a surviving spouse of an Age equal to that of the Participant would have received and which would have been attributable to the Participant's Accrued Benefit, if the Participant had been covered by Section 6.2 and had left such a surviving spouse. Payments to each child shall continue during such child's life or until the end of the month in which the child attains Age 19, whichever is earlier except that if the child is enrolled as a full-time student in an academic institution, payments shall continue until the earlier of the end of the month in which the child attains Age 23 or the termination of the child's education.

                                  ARTICLE VII
                                 Contributions

               7.1 Company Contributions. The Company shall contribute each year an amount actuarially determined to be sufficient to provide the benefits under the Plan. Notwithstanding the foregoing, Company contributions for any Plan Year shall be conditioned upon the deductibility of such contributions by the Company under Code Section 404 or any amendments thereto. The Company reserves the right, however, to reduce, suspend or discontinue its contributions under the Plan for any reason at any time. Except as provided in
Section 7.3, it shall be impossible for any part of the Company's contributions to revert to the Company, or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and their Beneficiaries.

               7.2 Source of Benefits. All benefits under the Plan shall be paid exclusively from the Fund, and the Company shall have no duty to contribute thereto except as provided in this Article.

               7.3 Irrevocability. The Company shall have no right or title to, nor interest in, the Company contributions made to the Fund, and no part of the Fund shall revert to the Company, except that on and after the Effective Date funds may be returned to the Company as follows:

                       (a) In the case of a contribution which is made by a mistake of fact, such contribution may be returned to the Company within one year after it is made.

                       (b) In the case of a contribution conditioned on the initial qualification of the Plan under Code Section 401 (or any successor statute thereto), and the Plan does not initially qualify, such contribution may be returned to the Company within one year after the date of denial of the initial qualification of the Plan.

                       (c) In the case of a contribution conditioned on the deductibility thereof under Code Section 404 (or any successor statute thereto), such contribution may, to the extent such deduction is disallowed, be returned to the Company within one year after such disallowance.

                                  ARTICLE VIII
                                 Administration

               8.1 Appointment of Committee. There is hereby created a committee (the "Committee") which shall exercise such powers and have such duties in administering the Plan as are hereinafter set forth. The Board of Directors shall determine the number of members of such Committee. The members of the Committee shall be appointed by the Board of Directors and such Board shall from time to time fill all vacancies occurring in said Committee. The members of the Committee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA.

               8.2 Transaction of Business. A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

               8.3 Voting. Any member of the Committee who is also a Participant hereunder shall not be qualified to act or vote on any matter relating solely to himself, and upon such matter his presence at a meeting shall not be counted for the purpose of determining a quorum. If, at any time a member of the Committee is not so qualified to act or vote, the qualified members of the Committee shall be reduced below two (2), the Board of Directors shall promptly appoint one or more special members to the Committee so that there shall be at least one qualified member to act upon the matter in question. Such special Committee members shall have power to act only upon the matter for which they were especially appointed and their tenure shall cease as soon as they have acted upon the matter for which they were especially appointed.

               8.4 Responsibility of Committee. The authority to control and manage the operation and administration of the Plan, the general administration of this Plan, the responsibility for carrying out this Plan and the authority and responsibility to control and manage the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee, except to the extent reserved to the Board of Directors or the Company. Subject to the limitations of this Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of this Plan. In the performance of its functions, the Committee shall not discriminate in favor of highly compensated employees, as such term is defined in Code Section 414(q).

               8.5 Committee Powers. The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations. In addition to any discretionary powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the following discretionary powers and authority:

                        (a)     To designate agents to carry out
       responsibilities relating to the Plan, other than fiduciary responsibilities as provided in Section 8.6.

                        (b) To employ such legal, actuarial, medical, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

                        (c) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan.

                        (d) To administer, interpret, construe, and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Benefit Years or Vesting Years of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled.

                        (e) To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

                        (f) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "qualifying employer securities" as defined in ERISA Section 407(d)(5).

                        (g)     Subject to provisions (a) through (d) of
       Section 10.2, to make administrative amendments to the Plan that do not cause a substantial increase or decrease in benefit accruals to Participants and that do not cause a substantial increase in the cost of administering the Plan.

                        (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

Any action taken in good faith by the Committee in the exercise of discretionary powers conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute; provided, however, that all such discretionary power shall be exercised in a uniform and nondiscriminatory manner.

               8.6 Additional Powers of Committee. In addition to any discretionary powers or authority conferred on the Committee elsewhere in this Plan or by law, such Committee shall have the following discretionary powers and authority:

                        (a) To appoint one or more Investment Managers pursuant to Section 10.15 to manage and control any or all of the assets of the Trust.

                        (b) To designate persons (other than the members of the Committee) to carry out fiduciary responsibilities, other than any responsibility to manage or control the assets of the Trust;

                        (c) To allocate fiduciary responsibilities among the members of the Committee, other than any responsibility to manage or control the assets of the Trust;

                        (d) To cancel any such designation or allocation at any time for any reason;

                        (e) To exercise management and control over Plan assets.

               Any action under this Section 8.6 shall be taken in writing, and no designation or allocation under Paragraph (a), (b) or (c) shall be effective until accepted in writing by the indicated responsible person.

               8.7 Periodic Review of Funding Policy. At periodic intervals the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining such funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits. All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

               8.8      Application for Determination of Benefits.

                        (a) The Committee may require any person claiming benefits under the Plan to submit an application therefor on such forms and in such manner as the Committee may prescribe, together with such documents and information as the Committee may require. In the case of any person suffering from a disability which prevents him from making personal application for benefits, the Committee may, in its discretion, permit another person acting on his behalf to submit the application.

                        (b) Within ninety (90) days following receipt of an application and all necessary documents and information, the Committee shall furnish the claimant with written notice of the decision rendered with respect to the application. In the case of a denial of the claimant's application, the written notice shall set forth:

                                (i) The specific reasons for the denial, with reference to the Plan provisions upon which the denial is based;

                                (ii)     A description of any additional
               information or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

                                (iii)    An explanation of the Plan's claim
               review procedure.

                        (c) A claimant who does not agree with the decision rendered under Section 8.8(b) hereof with respect to his application may appeal the decision to the Committee. The appeal shall be made in writing within sixty-five (65) days after the date of notice of the decision with respect to the application. If the application has neither been approved nor denied within the ninety (90) day period provided in Section 8.8(b) hereof, then the appeal shall be made within sixty-five (65) days after the expiration of the ninety (90) day period. In making his appeal, the claimant may request that his application be given full and fair review by the Committee. The claimant may review all pertinent documents and submit issues and comments in writing. The decision of the Committee shall be made promptly, and not later than sixty (60) days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions upon which the decision is based.

              8.9 Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 8.6, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. The Committee shall have no responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to
Section 10.15 hereof or as to which management and control has been retained by the Trustee.

              8.10 Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee and each member thereof, each Trustee, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his acts, omissions, and conduct in his official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

              8.11 Compensation of Committee and Plan Expenses. Members of the Committee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his services as a member of the Committee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales).

              8.12 Resignation. Any member of the Committee may resign by giving fifteen (15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee.

              8.13 Reliance Upon Documents and Opinions. The members of the Committee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment Manager. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

                                   ARTICLE IX
                             Termination and Merger

              9.1 Right to Terminate Plan. The Company may terminate or partially terminate the Plan. If the Plan is terminated or partially terminated, the assets of the Plan shall be allocated, subject to Section 9.3, as provided in Section 4044 of the Employee Retirement Income Security Act of 1974 (as it may be from time to time amended or construed by any appropriate governmental agency or corporation), without subclasses. Any amount remaining after all fixed and contingent liabilities of the Plan have been satisfied shall be allocated to each Participant in proportion to the present value of a benefit commencing at Normal Retirement Date equal to such Participant's Average Earnings times Benefit Years. Allocations under this Section to Participants with respect to whom the Plan is terminating shall be nonforfeitable. Except as otherwise required by law, the time and manner of distribution of the assets shall be determined by Allergan by amendment to the Plan.

              9.2 Mergers, etc. No merger or consolidation with, or transfer of any of the Plan's assets or liabilities to, any other plan shall occur at any time unless each Participant would (if the Plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

              9.3 Effect of Reorganization, Transfer of Assets or Change in Control.

                        (a) In the event of a consolidation or merger of the Company, or in the event of a sale and/or any other transfer of the operating assets of the Company, any ultimate successor or successors to the business of the Company may continue this Plan in full force and effect by adopting the same by resolution of its board of directors and by executing a proper supplemental or transfer agreement with the Trustee.

                        (b) In the event of a Change in Control (as herein defined), all Participants who were Participants on the date of such Change in Control shall become 100% vested in their Accrued Benefits on the date of such Change in Control and in any benefit accruals subsequent to the date of the Change in Control. Notwithstanding the foregoing, the Board of Directors may, at its discretion, amend or delete this Paragraph (b) in its entirety prior to the occurrence of any such Change in Control. For the purpose of this Paragraph (b), "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occur:

                                (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Allergan representing 50% or more of the combined voting power of Allergan's then outstanding voting securities;

                                (ii)     Individuals who, as of the date
               hereof, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by Allergan's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Allergan, as such terms are used Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board;

                                (iii) The stockholders of Allergan approve a merger or consolidation with any other corporation, other than

                                        (A)     a merger or consolidation which
                        would result in the voting securities of Allergan outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of Allergan or such other entity outstanding immediately after such merger or consolidation, and

                                        (B)     a merger or consolidation
                        effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of Allergan's then outstanding voting securities; or

                                (iv) The stockholders of Allergan approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

       Notwithstanding the preceding provisions of this Paragraph (b), a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions of this Paragraph is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of Allergan's then outstanding voting securities solely in connection with a public offering of Allergan's securities or (2) if the "person" described in the preceding provisions of this Paragraph is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of ERISA.

              9.4 Termination Restrictions, Effective Prior to January 1, 1994. For Plan Years beginning prior to January 1, 1994, the following termination restrictions shall apply:

                        (a) Company contributions made on behalf of any of the 25 highest paid Employees at the time the Plan is established and whose anticipated Accrued Benefit exceeds $1,500 shall be restricted as provided in Paragraph (b) upon the occurrence of the following conditions:

                                (i) The Plan is terminated within 10 years after its establishment,

                                (ii)    The benefits of such highest paid
              Employee become payable within 10 years after the establishment of the Plan, or

                                (iii) If Code Section 412 (without regard to Code Section 412(h)(2)) does not apply to this Plan, the benefits of such Employee become payable after the Plan has been in effect for 10 years, and the full current costs of the Plan for the first 10 years have not been funded.

                        (b) Company contributions which may be used for the benefit of an Employee described in paragraph (a) shall not exceed the greater of $20,000, or 20% of the first $50,000 of the Employee's Compensation multiplied by the number of years between the date of the establishment of the Plan and:

                                (i)      If (a)(i) applies, the date of the
              termination of the Plan,

                                (ii)     If (a)(ii) applies, the date the
              benefits become payable, or

                                (iii) If (a)(iii) applies, the date of the failure to meet the full current costs.

                        (c) If the Plan is amended so as to increase the benefit actually payable in the event of the subsequent termination of the Plan, or the subsequent discontinuance of contributions thereunder, then the provisions of the above paragraphs shall be applied to the Plan as so changed as if it were a new plan established on the date of the change. The original group of 25 Employees (as described in (a) above) shall continue to have the limitations in paragraph (b) apply as if the Plan had not been changed. The restrictions relating to the change of Plan should apply to benefits or funds for each of the 25 highest paid Employees on the effective date of the change except that such restrictions need not apply with respect to any Employee in this group for whom the Accrued Benefit provided by Company contributions to that date and during the ensuing ten years, based on his rate of Compensation on that date, could not exceed $1,500.

               The Company contributions which may be used for the benefit of new group of 25 Employees will be limited to the greater of:

                                (i)      The Company contributions (or funds
               attributable thereto) which would have been applied to provide the benefits for the Employee if the previous plan had been continued without change;

                                (ii)     $20,000; or

                                (iii)    The sum of (A) the Company
               contributions (or funds attributable thereto) which would have been applied to provide benefits for the Employee under the previous plan if it had been terminated the date before the effective date of change, and (B) an amount computed by multiplying the number of years for which the current costs of the Plan after that date are met by (I) 20 percent of his Compensation, or (II) $10,000, whichever is smaller.

                        (d) Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of Company contributions to be used for the benefit of the restricted
      Employee:

                                (i) In the case of a substantial owner (as defined in Section 4022(b)(5) of ERISA), a dollar amount which equals the present value of the benefit guaranteed for such employee under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation (PBGC); and

                                (ii)     In the case of other restricted
               Employees, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of PBGC) without regard to any other limitations in
               Section 4022 of ERISA.

                        (e) If, as of the date this Plan terminates, the value of the Plan assets is not less than the present value of all Accrued Benefits (whether or not nonforfeitable) distributions of assets to each Participant equal to the present value of that Participant's Accrued Benefit will not be discriminatory if the formula for computing benefits as of the date of termination is not discriminatory.

                        All present value and the value of plan assets will be computed using assumptions satisfying Section 4044 of ERISA.

                        Upon the occurrence of the above situation, the amount by which the value of Plan assets exceeds the present value of Accrued Benefits (whether or not nonforfeitable) will revert to the Company.

              9.5 Termination Restrictions Effective on or after January 1, 1994. For Plan Years beginning on or after January 1, 1994, the following termination restrictions shall apply:

                        (a) In the event the Plan is terminated, the Accrued Benefit of any Highly Compensated Employee (active or former) shall be limited to an Accrued Benefit that is nondiscriminatory under Code Section 401(a)(4).

                        (b) Accrued Benefits distributed to any of the 25 most Highest Compensated Employees (active or former) with the greatest Earnings in the current or any prior year shall be restricted so that the annual payments to such Highest Compensated Employee are no greater than an amount equal to the payment that would be made on behalf of the Highly Compensated Employee under a straight life annuity that is the actuarial equivalent of the sum of the Highly Compensated Employee's Accrued Benefit, other benefits under the Plan (other than social security supplement, within the meaning of Section 1.411(a)-7(c)(4)(ii) of the Income Tax Regulations), and the amount that he is entitled to receive under a social security supplement.

                        (c)     Paragraph (a) shall not apply if:

                                (i) After payment of the Accrued Benefit to an Employee described in Paragraph (a), the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(1)(7),

                                (ii) The value of the Accrued Benefit for an Employee described in Paragraph (a) is less than 1% of the value of current liabilities before distribution, or

                                (iii)    The value of the Accrued Benefit
               payable under the Plan to an Employee described in Paragraph (a) does not exceed $3,500.

      For purposes of this Paragraph (c), the Accrued Benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                                   ARTICLE X
                                 Miscellaneous

             10.1 Forfeitures. All forfeitures arising under the Plan shall be used as soon as possible to reduce the Company's contributions and shall not be applied to increase the benefits any person would otherwise receive under the Plan.

             10.2 Amendment. The Company, by resolution of the Board of Directors, shall have the right to amend this Plan and any trust agreement with the Trustee at any time and from time to time and in such manner and to such extent as it may deem advisable, including retroactively, subject to the following provisions:

                        (a) No amendment shall have the effect of reducing any Participant's vested interest in the Plan or eliminating an optional form of distribution.

                        (b) No amendment shall have the effect of diverting any part of the assets of the Plan to persons or purposes other than the exclusive benefit of the Participants or their Beneficiaries.

                        (c) No amendment shall have the effect of increasing the duties or responsibilities of a Trustee without its written consent.

The Committee shall have the right to amend the Plan, subject to the above provisions (a) through (c), in accordance with the provisions of Section 8.5(g).

             10.3 Nonalienation of Benefits. Except pursuant to a Qualified Domestic Relations Order as described in Section 10.15, no benefit under this Plan may be voluntarily or involuntarily assigned or alienated.

             10.4 Facility of Payment. If the Committee deems any person incapable of receiving benefits to which he is entitled by reason of minority, illness, infirmity, or other incapacity, it may direct that payment be made directly for the benefit of such person or to any person selected by the Committee to disburse it, whose receipt shall be a complete acquittance therefor. Such payments shall, to the extent thereof, discharge all liability of the Company and the party making the payment.

             10.5 California Law Controlling. All legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the State of California and all contributions made hereunder shall be deemed to have been made in that State.

             10.6       Lapsed Benefits.

                        (a) In the event that a benefit is payable under this Plan to a Participant and after reasonable efforts the Participant cannot be located for the purpose of paying the benefit during a period of three consecutive years, the Participant shall be presumed dead and the benefit (if any) shall, upon the termination of that three year period, be paid to the Participant's Beneficiary.

                        (b) If any eligible Beneficiary cannot be located for the purpose of paying the benefit for the following two years, then the benefit shall be forfeited and applied in accordance with the provisions of Section 10.1.

                        (c) Notwithstanding the foregoing rules, if after such a forfeiture the Participant or an eligible Beneficiary shall claim the forfeited benefit, the amount forfeited shall be reinstated and paid to the claimant as soon as practical following the claimant's production of reasonable proof of his or her identity and entitlement to the benefit (determined pursuant to the Plan's normal claim review procedures under Section 8.8).

                        (d) The Committee shall direct the Trustee with respect to the procedures to be followed concerning a missing Participant (or Beneficiary), and the Company shall be obligated to contribute to the Trust Fund any amounts necessary after the application of Section 10.1 to pay any reinstated benefit after it has been forfeited pursuant to the provisions of this Section.

             10.7 Effect of Article Headings. Article headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

             10.8 Interpretation. The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying the requirements of Code Section 401(a) and related statutes for qualification as a defined benefit plan.

             10.9 Withholding For Taxes. Any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

             10.10 Plan and Trust as One Instrument. This Plan and any trust agreement adopted hereunder shall be construed together as one instrument. In the event that any conflict arises between the terms and/or conditions of any trust agreement with the Trustee and this Plan, the provisions of this Plan shall control, except that with respect to the duties and responsibilities of the Trustee, the trust agreement shall control.

             10.11 Invalid Provisions. If any paragraph, section, sentence, clause or phrase contained in this Plan shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Plan shall not be affected thereby.

             10.12 Counterparts. This instrument may be executed in one or more counterparts each of which shall be legally binding and enforceable.

             10.13 No Right of Employment Hereunder. The adoption and maintenance of this Plan and Trust shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee or Participant at any time, which right is hereby expressly reserved.

             10.14 Appointment of Investment Manager. From time to time the Committee, in accordance with Section 8.6 hereof, may appoint one or more Investment Managers who shall have investment management and control over assets of the Trust. The Committee shall notify the Trustee of such assets of the appointment of the Investment Manager. In the event more than one Investment Manager is appointed, the Committee shall determine which assets shall be subject to management and control by each Investment Manager and shall also determine the proportion in which funds withdrawn or disbursed shall be charged against the assets subject to each Investment Manager's management and control. As shall be provided in any contract between an Investment Manager and the Committee, such Investment Manager shall hold a revocable proxy with respect to all securities which are held under the management of such Investment Manager pursuant to such contract, and such Investment Manager shall report the voting of all securities subject to such proxy on an annual basis to the Committee.

             10.15 Qualified Domestic Relations Orders. The rule set forth in Section 10.3 above shall not apply with respect to a "Qualified Domestic Relations Order" as described below.

                        (a) A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that:

                                (i) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable under this Plan with respect to a Participant,

                                (ii)    Relates to the provision of child
           support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                                (iii) Is made pursuant to a State domestic relations law (including a community property law), and

                                (iv) Clearly specifies: (A) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Plan Administrator does not have reason to know that address independently of the order); (B) the amount or percentage of the Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined; (C) the number of payments or period to which the order applies; and (D) each plan to which the order applies.

For purposes of this Section 10.15, "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable with respect to the Participant.

                        (b) A domestic relations order is not a Qualified Domestic Relations Order if it requires:

                                (i) The Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

                                (ii)     The Plan to provide increased
           benefits; or

                                (iii)    The payment of benefits to an
           Alternate Payee that are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

                        (c) A domestic relations order shall not be considered to fail to satisfy the requirements of Paragraph (b)(i) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee:

                                (i)      On or after the date on which the
           Participant attains (or would have first attained) his earliest retirement age (as defined in Code Section 414(p)(4)(B));

                                (ii) As if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of accrued benefits and not taking into account the present value of any subsidy for early retirement benefits); and

                                (iii) In any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

Notwithstanding the foregoing, if the Participant dies before his earliest retirement age (as defined in Code Section 414(p)(4)(B)), the Alternate Payee is entitled to benefits only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

                        (d) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving Spouse of the Participant for purposes of applying the rules (relating to minimum survivor annuity requirements) of Code Sections 401(a)(11) and 417, and any current spouse of the Participant shall not be treated as a spouse of the Participant for such purposes.

                        (e) In the case of any domestic relations order received by the Plan, the Plan Administrator shall promptly notify the Participant and any Alternate Payee of the receipt of the order and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after the receipt of the order, the Plan Administrator shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

                        (f) The Plan Administrator shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), the Plan Administrator shall segregate in a separate account in the Plan (or in an escrow account) the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If within the 18 Month Period (as defined below), the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. However, if within the 18 Month Period (i) it is determined that the order is not a Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to the amounts if there had been no order (assuming such benefits were otherwise payable). Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the 18 Month Period shall be applied prospectively only. For purposes of this Section 10.15, the "18 Month Period" shall mean the 18 month period beginning with the date on which the first payment would be required to be made under the domestic relations order.

                                   ARTICLE XI
                              Top-Heavy Provisions

             11.1 Applicability. Notwithstanding any provision in this Plan to the contrary, and subject to the limitations set forth in Section 11.8, the requirements of Sections 11.4, 11.5, 11.6 and 11.7 shall apply under this Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 11.3. For the purpose of this
Article XI only, the term "Company" shall mean Allergan and any Affiliate whether or not such company has adopted the Plan.

             11.2 Definitions. For purposes of this Article XI, the following special definitions and definitional rules shall apply:

                        (a) The term "Key Employee" means any Employee or former Employee who, at any time during the Plan Year or any of the four preceding Plan Years, is or was:

                                (i)      An officer of the Company having an
               annual compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the Plan Year; provided, however, for such purposes no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers;

                                (ii) One of the ten Employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both more than a one-half percent interest and the largest interests in the Company. For this purpose, if two Employees have the same interest in the Company, the Employee having greater annual compensation from the Company shall be treated as having a larger interest;

                                (iii)    A Five Percent Owner of the Company;
               or

                                (iv)     A One Percent Owner of the Company
               having an annual compensation from the Company of more than $150,000.

                        (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section
       318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

                        (c) The term "One Percent Owner" means any person who would be described in Paragraph (b) if "1%" were substituted for "5%" each place where it appears therein.

                        (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.

                        (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

                        (f) The term "Aggregation Group" means (i) each plan of the Company in which a Key Employee is a Participant, and (ii) each other plan of the Company which enables any plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                        (g) For purposes of determining ownership under Paragraphs (a), (b) and (c) above, the following special rules shall apply: (i) Code Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%", and (ii) the aggregation rules of Subsections (b), (c) and (m) of Code Section 414 shall not apply, with the result that the ownership tests of this Section 11.2 shall apply separately with respect to each Affiliate.

                        (h) The terms "Key Employee" and "Non-Key Employee" shall include their Beneficiaries, and the definitions provided under this Section 11.2 shall be interpreted and applied in a manner consistent with the provisions of Code Section 416(i) and the regulations thereunder.

                        (i) For purposes of this Article XI, an Employee's Compensation shall be determined in accordance with the rules of Code
       Section 415 and the regulations thereunder; provided, however, for purposes of Paragraph (a) above only, an Employee's annual compensation shall be determined in accordance with the rules of Code Section 414(q)(7).

             11.3       Top-Heavy Status.

                        (a) The term "Top-Heavy Plan" means, with respect to any Plan Year:

                                (i) Any defined benefit plan if, as of the Determination Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the plan for all Employees; and

                                (ii) Any defined contribution plan if, as of the Determination Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the aggregate of the account balances of all Employees under the plan.

       In applying the foregoing provisions of this Paragraph (a), the valuation date to be used in valuing Plan assets shall be (A) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (B) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

                        (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy
       Plan if the Aggregation Group is a Top-Heavy Group.

                        (c)     The term "Top-Heavy Group" means any
       Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the present value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five year period ending on the Determination Date. The preceding prior distribution rule shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in an Aggregation Group; provided, however, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

                        (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 11.3.

                        (e) If any individual has not performed services for the Company at any time during the five year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 11.3

                        (f) In applying the foregoing provisions of this Section, the accrued benefit of a Non-Key Employee shall be determined
       (i) under the method, if any, which is used for accrual purposes under all plans of the Company and any Affiliate, or (ii) if there is no such uniform method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                        (g) For all purposes of this Article XI, the definitions provided under this Section 11.3 shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the Regulations thereunder.

             11.4       Minimum Benefit.

                        (a) The Plan shall provide a minimum benefit for each Participant who is not classified as a "Key Employee." This minimum benefit, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning when the Participant attains Age 65, shall not be less than the Participant's average annual compensation during the period of consecutive years (not exceeding five
       (5)) during which the Participant had the greatest aggregate compensation from the Company multiplied by the lesser of:

                                (i)      Two percent (2%) multiplied by the
               number of his Vesting Years; or

                                (ii)     Twenty percent (20%).

                        (b) For purposes of this Section 11.4, Vesting Years shall be determined under Subsections (4), (5), and (6) of Code
       Section 411(a), but excluding:

                                (i) Any Vesting Year if the Plan was not a Top-Heavy Plan for the Plan Year ending during such Vesting Year; and

                                (ii) Any Vesting Year which was completed in a Plan Year beginning before January 1, 1984.

                        (c) The Participant's minimum benefit determined under this Section 11.4 shall be calculated without regard to any Social Security benefits payable to the Participant.

                        (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the Company shall satisfy the minimum benefit requirements of Code Section 416 by providing (in lieu of the minimum contribution described under the defined contribution plan) a minimum benefit under this Plan so as to prevent the duplication of required minimum benefits hereunder.

             11.5       Maximum Benefit.

                        (a) Except as set forth below, in the case of any Top-Heavy Plan the rules of Sections 4.6(a)(i) and 4.6(b) shall be applied by substituting "1.0" for "1.25."

                        (b) The rule set forth in Paragraph (a) above shall not apply if the requirements of both Subparagraphs (i) and (ii) are satisfied.

                                (i)      The requirements of this Subparagraph
               (i) are satisfied if the rules of Section 11.4(a) above would be satisfied after substituting "three percent (3%)" for "two percent (2%)" where it appears therein and by increasing (but not by more than ten (10) percentage points) twenty percent (20%) by one (1) percentage point for each year for which the Plan is a Top Heavy Plan.

                                (ii)     The requirements of this Subparagraph
               (ii) are satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Sections 11.3(a) and 11.3(c).

                        (c) The rules of Paragraph (a) shall not apply with respect to any Employee as long as there are no --

                                (i) Company contributions, forfeitures, or voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or

                                (ii)     Accruals by the Employee under a
               defined benefit plan maintained by the Company.

                        (d) In the case where the Plan is subject to the rules of Paragraph (a) above, the transition fraction rules of Code
       Section 415(e)(6) shall be applied by substituting "$41,500" for "$51,875."

             11.6       Minimum Vesting Rules.

                        (a) For any Plan Year in which it is determined that the Plan is a Top-Heavy Plan, the vesting schedule of the Plan shall be changed to that set forth below (unless the Plan's vesting schedule otherwise provides for vesting at a rate at least as rapid as that set forth below):

            Number of Vesting Years    Nonforfeitable Percentage
            -----------------------    -------------------------
            Less than 3 years                                 0%
            3 or more                                       100%

                        (b) If the Plan ceases to be a Top-Heavy Plan, the vesting schedule of the Plan shall (for such Plan Years as the Plan is not a Top-Heavy Plan) revert to that provided in Section 4.11 (the "Regular Vesting Schedule"). If such reversion to the Regular Vesting
       Schedule is deemed to constitute a vesting schedule change that is attributable to a Plan amendment (within the meaning of Code Section 411(a)(10)), then such reversion to said Regular Vesting Schedule shall be subject to the requirements of Code Section 411(a)(10). For such purposes, the date of the adoption of such deemed amendment shall be the Determination Date as of which it is determined that the Plan has ceased to be a Top-Heavy Plan.

             11.7 Noneligible Employees. The rules of this Article XI shall not apply to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

       IN WITNESS WHEREOF, Allergan, Inc. hereby executes this instrument, evidencing the terms of the Allergan, Inc. Pension Plan as restated this 30th day of December, 1994.



                                          ALLERGAN, INC.



                                          By: /s/ Susan J. Glass
                                              --------------------------------
                                              Assistant Secretary

                                   APPENDIX A


               Actuarial Equivalent shall mean a benefit of equal actuarial value based on the attached factors.

       No benefit determined in accordance with the factors set forth in this Appendix shall be less than the actuarial equivalent determined in accordance with the actuarial assumptions in effect as of the adoption date of the Second Amendment to the Plan (7% interest rate and the 1971 GAM Mortality Table - Males (age set-back 2 years)) of the Participant's Accrued Benefit determined as of the adoption date of the Second Amendment to the Plan.

               For purposes of Section 5.4, Actuarial Equivalent shall mean an amount of equal actuarial value based on the interest rate(s) which would be used (as of the first day of the Plan Year in which falls the annuity starting date) by the Pension Benefit Guaranty Corporation (PBGC) for a trusteed single-employer plan to value a benefit upon termination of an insufficient trusteed single-employer plan and the 1971 GAM Mortality Table -- Males (age set-back 2 years).

                            ATTACHMENT TO APPENDIX A
                         OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)

         Retiree                 Joint & 50%            Joint & 66 2/3%            Joint & 100%
           Age                    Survivor                  Survivor                 Survivor
           ---                    --------                  --------                 --------
            40                      .975                      .960                     .945
            41                      .973                      .958                     .942
            42                      .971                      .956                     .939
            43                      .969                      .954                     .936
            44                      .967                      .952                     .933

            45                      .965                      .950                     .930
            46                      .963                      .948                     .926
            47                      .961                      .946                     .922
            48                      .959                      .944                     .918
            49                      .957                      .942                     .914

            50                      .955                      .940                     .910
            51                      .953                      .937                     .906
            52                      .951                      .934                     .902
            53                      .949                      .931                     .898
            54                      .947                      .928                     .894

            55                      .945                      .925                     .890
            56                      .942                      .921                     .885
            57                      .939                      .917                     .880
            58                      .936                      .913                     .875
            59                      .933                      .909                     .870

            60                      .930                      .905                     .865
            61                      .927                      .901                     .860
            62                      .924                      .897                     .855
            63                      .921                      .893                     .850
            64                      .918                      .889                     .845

            65                      .915                      .885                     .840
            66                      .911                      .881                     .834
            67                      .907                      .877                     .828
            68                      .903                      .873                     .822
            69                      .899                      .869                     .816

            70                      .895                      .865                     .810
            71                      .892                      .862                     .805
            72                      .889                      .859                     .800
            73                      .886                      .856                     .795
            74                      .883                      .853                     .790

            75                      .880                      .850                     .785

                            ATTACHMENT TO APPENDIX A
                         OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)

                            5-year              10-year             15-year             20-year
       Retiree             Certain              Certain             Certain             Certain
         Age                & Life              & Life              & Life               & Life
         ---                ------              ------              ------               ------
         40                  .999                .996                .990                 .983
         41                  .999                .995                .989                 .981
         42                  .999                .995                .988                 .979
         43                  .999                .994                .986                 .976
         44                  .998                .993                .984                 .973

         45                  .998                .992                .982                 .970
         46                  .998                .991                .980                 .967
         47                  .997                .990                .978                 .963
         48                  .997                .988                .975                 .959
         49                  .997                .987                .972                 .954

         50                  .996                .985                .969                 .950
         51                  .996                .984                .966                 .945
         52                  .995                .982                .962                 .939
         53                  .995                .980                .959                 .933
         54                  .994                .978                .954                 .926

         55                  .993                .975                .950                 .919
         56                  .993                .973                .945                 .911
         57                  .992                .970                .939                 .902
         58                  .991                .967                .933                 .893
         59                  .990                .963                .926                 .883

         60                  .989                .959                .918                 .872
         61                  .987                .954                .909                 .860
         62                  .986                .949                .899                 .847
         63                  .984                .943                .889                 .833
         64                  .982                .937                .877                 .818

         65                  .980                .929                .865                 .802
         66                  .977                .921                .851                 .785
         67                  .974                .911                .836                 .768
         68                  .971                .901                .821                 .749
         69                  .967                .890                .804                 .730

         70                  .962                .878                .787                 .711
         71                  .957                .865                .769                 .691
         72                  .952                .851                .750                 .671
         73                  .946                .837                .731                 .651
         74                  .940                .822                .711                 .631
         75                  .934                .806                .691                 .610

                                   APPENDIX B


       For purposes of Section 4.3(b) of the Plan, the Accrued Benefit of a Participant shall be equal to one-twelfth (1/12) of the difference between:

               (a)      the sum of:

                                (i)      1.7% of his Average Earnings
               multiplied by the number of his Benefit Years to a maximum of 35 Benefit Years; plus

                                (ii) 0.5% of his Average Earnings for each Benefit Year in excess of 35 Benefit Years; and

               (b) 1.43% of the Participant's Primary Social Security Benefit multiplied by the number of his Benefit Years to a maximum of 35 Benefit Years.